No. 35391

CERTIFICATE OF INCORPORATION

I Hereby Certify that

Dow Chemical (H.K.) Limited

is this day incorporated in Hong Kong under the Companies Ordinance, and that this company is limited.

GIVEN under my hand this Fourteenth day of September One Thousand Nine Hundred and Seventy-three.

[illegible] Fai
for Registrar of Companies,
Hong Kong.

I, the undersigned hereby certify that I have this day examined and attested the within copy document with its original Certified true-copy and that this is a true and correct copy thereof.
Date: - 5 JUL 2018

SHUM MAN KWONG.
Solicitor, Hong Kong SAR
WONG SHUM & CO.

R.O.-314 (1/73)

No. 35391

I, the undersigned hereby certify that I have this day examined and attested the within copy document with its original ~~/ certified true copy~~ and that this is a true and correct copy thereof.
Date: - 5 JUL 2010

SHUM MAN KWONG
Solicitor, Hong Kong SAR
WONG SHUM & CO.

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME

Whereas Dow Chemical (H.K.) Limited was incorporated in Hong Kong as a limited company under the Companies Ordinance on the Fourteenth day of September, 1973 ;

And whereas by special resolution of the Company and with the approval of His Excellency the Governor duly given on his behalf under delegated powers, it has changed its name;

Now therefore I hereby certify that the Company is a limited company incorporated under the name of Dow Chemical (Hong Kong) Limited.

Given under my hand this Twenty-second day of February One Thousand Nine Hundred and Seventy-four.

Registrar of Companies,
Hong Kong.

No. 35391
編號

CERTIFICATE OF CHANGE OF NAME
公司更改名稱證書

* * *

I hereby certify that
本人謹此證明

Dow Chemical (Hong Kong) Limited

having by special resolution changed its name, is now incorporated under the
已藉特別決議更改其名稱，該公司根據

Companies Ordinance (Chapter 32 of the Laws of Hong Kong) in the name of
《公司條例》(香港法例第32章)註冊的名稱現為

Styron (Hong Kong) Limited
斯泰隆(香港)有限公司

I, the undersigned hereby certify that I have this day examined and attested the within copy document with its original ~~/ certified true copy~~ and that this is a true and correct copy thereof.
Date: - 5 JUL 2010

SHUM MAN KWONG
Solicitor, Hong Kong SAR
WONG SHUM & CO.

Issued on 1 March 2010.
本證書於二〇一〇年三月一日發出。

Ms Ada L L CHUNG
....
Registrar of Companies
Hong Kong
香港公司註冊處處長鍾麗玲

Note 註：
Registration of a company name with the Companies Registry does not confer any trade mark rights or any other intellectual property rights in respect of the company name or any part thereof.
公司名稱獲公司註冊處註冊，並不表示獲授予該公司名稱或其任何部分的商標權或任何其他知識產權。